SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C.  20549

                                     FORM 8-K

                                  CURRENT REPORT
                         Pursuant to Section 13 or 15(d) of
                         The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)    June 13, 1996

                            Illinois Central Corporation
                Exact name of Registrant as specified in its charter

        Delaware                  1-10720             13-3545405
   (State or other              (Commission          (IRS Employer
    jurisdiction                File Number)           Identification No.)
    of incorporation)

455 North Cityfront Plaza Drive, Chicago, Illinois      60611-5504
(Address of principal executive offices)                (Zip Code)

  Registrant's telephone number, including area code (312) 755-7500

Item 2.  Acquisition and Disposition of Assets

          On January 17, 1996, the registrant announced a definitive agreement for the acquisition of CCP Holdings, Inc. ("CCPH"). The transaction closed June 13, 1996, following the effective date of the approval order issued by the Surface Transportation Board ("STB"). The purchase price was $142.9 million in cash, the assumption of approximately $5 million in debt, and approximately $18 million of capitalized lease obligations. Additionally, the actual purchase price is subject to various potential adjustments for up to one year after the closing date.

          The registrant purchased the stock of CCPH (See Exhibit 2 of Form 8-K dated as of May 15, 1996 (SEC File No. 1-10720)) from CCPH's three stockholders and will account for the acquisition using the purchase method of accounting. CCPH has two principal operating subsidiaries - the Chicago Central and Pacific Railroad ("CCPR") and the Cedar River Railroad ("CRR") - which together comprise a Class II railroad system operating
850 miles of road. CCPR operates from Chicago west to Omaha, Nebraska, with connecting lines to Cedar Rapids and Sioux City, Iowa. CRR runs from Waterloo, Iowa north to Albert Lea, Minnesota.

          The registrant used its existing bank credit lines and monies received from its operating subsidiary, the Illinois Central Railroad Company (the "Railroad") to fund the acquisition. The Railroad used proceeds from its issuance of commercial paper to provide the monies needed to make a dividend of $50.0 million to the registrant and a $59.9 million loan to the registrant.

          The historical audited consolidated financial statements of CCPH as of December 31, 1995 and 1994 and for the three years ended December 31, 1995 and the unaudited consolidated financial statements of CCPH as of March 31, 1996 and for the three months ended March 31, 1996 and 1995 are incorporated by reference from the Form 8-k dated as of May 15, 1996 (SEC File No. 1-10720).

          Pro forma financial statements will be filed upon completion of an audit and appraisal of CCP Holdings, Inc. as of the acquisition date (June 13, 1996). The audit and appraisal which are currently in progress are expected to be completed by mid-August 1996.

Item 7.  Financial Statements and Exhibits

          (a)  Financial Statements of businesses acquired
                    See Form 8-K dated as of May 15, 1996 (SEC
                    File No. 1-10720)

          (b)  Pro Forma financial information
                    See the last paragraph of Item 2 above. Required pro-forma information will be provided in accordance with Item 7(b)(2) prior to August 26 ,1996

          (c)  Exhibits
                    See Exhibit Index at E-1

                                  SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.





                                      ILLINOIS CENTRAL CORPORATION



                                            John V. Mulvaney
                                               Controller




Date: June 27, 1996

                   ILLINOIS CENTRAL CORPORATION
                       EXHIBIT INDEX

                                                          Sequetial
Exhibit No.              Description                     Page Number
    2           Stock Purchase Agreement                      (1)
   23.1         Consent of Arthur Andersen LLP                (A)


(1) Incorporated by reference to Exhibit 2 to the report on Form 8-K of Illinois Central Corporation dated as of May 15, 1996. (SEC File No. 1-10720)
(A)  Included herein but not reproduced
                                    E-1